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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 1996




                       THE GOODYEAR TIRE & RUBBER COMPANY
             (Exact name of Registrant as Specified in Its Charter)



                                      OHIO
                 (State or Other jurisdiction of incorporation)

           1-1927                                      34-0253240
         (Commission                                (I.R.S. Employer
        (File Number)                              Identification No.)


  1144 EAST MARKET STREET, AKRON, OHIO                             44316-0001
 (Address of Principal Executive Offices)                          (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 796-2121


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ITEM 5.  OTHER EVENTS

         On June 4, 1996, the Board of Directors of The Goodyear Tire & Rubber Company (the "Company") declared a dividend distribution of one Right (the "Rights") for each outstanding share of the Common Stock, without par value, of the Company (the "Common Stock"). The distribution is payable on July 29, 1996, to the shareholders of record of the Common Stock at the close of business on July 29, 1996. The terms of the Rights are set forth in a Rights Agreement, dated as of June 4, 1996, between the Company and First Chicago Trust Company of New York, Rights Agent (the "Rights Agreement").

         Each Right, when exercisable, will entitle the registered holder thereof to purchase from the Company one one-hundredth of a share of Series B Preferred Stock of the Company at a price of $250 (the "Purchase Price"), subject to adjustment. The Rights will be exercisable only in the event that an acquiring person or group purchases, or makes - or announces its intention to make - a tender offer for, 15 percent or more of the Common Stock. In the event that any acquiring person or group acquires 15 percent or more of the Common Stock, each Right will entitle the holder to purchase that number of shares of Common Stock (or in certain circumstances, other securities, cash or property) which at the time of such transaction would have a market value of two times the Purchase Price. The Rights will expire on July 29, 2006, unless earlier redeemed at $.001 per Right.

         A copy of the Rights Agreement is attached as Exhibit 4(a) hereto and is incorporated herein by reference. Exhibit A to the Rights Agreement sets forth the terms of the Series B Preferred Stock, Exhibit B to the Rights Agreement sets forth the form of the Rights Certificate and Exhibit C to the Rights Agreement sets forth a brief description of the Rights.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:


         (c)  Exhibits.


                Exhibit No.        Description
                -----------        -----------

                4(a) Rights Agreement dated as of June 4, 1996 between the Company and First Chicago Trust Company of New York, Rights Agent.

                99(a)              Press Release dated June 4, 1996



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                               S I G N A T U R E S


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE GOODYEAR TIRE & RUBBER COMPANY
                                                 (Registrant)


Date:  June 7, 1996                   By /s/ C. Thomas Harvie
                                         -------------------------------------
                                         C. Thomas Harvie, Vice President


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                                 EXHIBITS INDEX


Number        Description
- ------        -----------

4(a) Rights Agreement dated as of June 4, 1996 between the Company and First Chicago Trust Company of New York, Rights Agent.

99(a)         Press Release dated June 4, 1996.


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